UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2015, DISH Network Corporation (“DISH Network”) filed with the Secretary of State of the State of Nevada a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”) to designate an exclusive forum for certain legal actions.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On November 3, 2015, DISH Network held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”).

The following matters were voted upon at the Annual Meeting:

a.              The election of George R. Brokaw, James DeFranco, Cantey M. Ergen, Charles W. Ergen, Steven R. Goodbarn, Charles M. Lillis, Afshin Mohebbi, David K. Moskowitz, Tom A. Ortolf, and Carl E. Vogel as directors to serve until the 2016 annual meeting of shareholders or until their respective successors shall be duly elected and qualified;

b.              The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

c.               An amendment to the Articles of Incorporation to designate an exclusive forum for certain legal actions.

The following are the final voting results for each of the items voted upon at the Annual Meeting:

				Broker
	For	Withheld	Abstain	Non-Votes
Election of directors:
George R. Brokaw	2,554,318,292	14,361,743	—	10,635,142
James DeFranco	2,505,860,459	62,819,576	—	10,635,142
Cantey M. Ergen	2,481,130,024	87,550,011	—	10,635,142
Charles W. Ergen	2,533,459,821	35,220,214	—	10,635,142
Steven R. Goodbarn	2,565,624,760	3,055,275	—	10,635,142
Charles M. Lillis	2,556,766,085	11,913,950	—	10,635,142
Afshin Mohebbi	2,555,861,325	12,818,710	—	10,635,142
David K. Moskowitz	2,506,679,908	62,000,127	—	10,635,142
Tom A. Ortolf	2,540,096,528	28,583,507	—	10,635,142
Carl E. Vogel	2,502,564,650	66,115,385	—	10,635,142

Ratification of the appointment of KPMG LLP:
For				2,576,504,655
Against				2,627,090
Abstain				183,432

Amendment to the Articles of Incorporation to designate an exclusive forum for certain legal actions:
For				2,495,859,332
Against				72,318,107
Abstain				502,596
Broker Non-Votes				10,635,142

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1            Certificate of Amendment to Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION

Date: November 3, 2015	By:	/s/ R. Stanton Dodge
R. Stanton Dodge
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Certificate of Amendment to Articles of Incorporation.